Exhibit 10.19

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is entered into as of February 7, 2012 by and among Dynacast International LLC, a Delaware limited liability company (“Issuer”), Dynacast Finance Inc., a Delaware corporation (“Finance”), Dynacast International Inc., a Delaware corporation (“Parent”), the guarantors listed on Schedule 1 hereto (the “Guarantors,” and together with Issuer, Finance and Parent, the “Dynacast Parties”) and Macquarie Capital (USA) Inc., a Delaware corporation (“Macquarie”). Each of the Dynacast Parties and Macquarie is, individually, a “Party” and, together, the “Parties”.

RECITALS

WHEREAS, the Parties are parties to that certain Registration Rights Agreement dated as of July 19, 2011 (as amended, the “Agreement”).

WHEREAS, the Parties desire to amend Section 5 of the Agreement to revise the conditions under which the Dynacast Parties will be required to file and maintain a registration statement providing for the market-making activities of Macquarie or its affiliates with respect to the Securities or the Exchange Securities. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement, as amended by this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Amendment to Section 5(a) of the Agreement. The Agreement shall be amended by deleting Section 5(a) in its entirety and replacing it with the following:

“For so long as any of the Securities or Exchange Securities are outstanding and Macquarie Capital (USA) Inc. (in such capacity, the “Market Maker”) or its affiliates (as defined in the rules and regulations of the SEC) owns any equity securities of the Issuers, the Guarantors or any of their affiliates and proposes to make a market in the Securities or Exchange Securities as part of its business in the ordinary course, if, in the reasonable opinion of the Market Maker, it would be necessary or appropriate under applicable laws, rules or regulations of the United States or any state thereof, or of any self-regulatory agency having jurisdiction over the Market Maker, for the Market Maker to deliver a prospectus in connection with market-making activities with respect to the Securities or Exchange Securities and the Market Maker gives notice thereof to the Issuers and the Guarantors, the following provisions shall apply for the sole benefit of the Market Maker:”

2. Amendment to Section 5(a)(i) of the Agreement. The Agreement shall be amended by deleting Section 5(a)(i) in its entirety and replacing it with the following:

“The Issuers and the Guarantors shall (A) as promptly as practicable following receipt of the above-referenced notice, file a registration statement (the “Market Making Registration Statement”) and use their best efforts to cause such Market Making Registration Statement to become effective; (B) periodically amend such Market Making Registration Statement so that the information contained therein complies with the requirements of Section 10(a) under the Securities Act; (C) amend the Market Making Registration Statement or amend or supplement the related Prospectus when necessary to reflect any material changes in the information provided therein; and (D) amend the Market Making Registration Statement when required to do so in order to comply with Section 10(a)(3) of the Securities Act; provided, however, that (1) prior to filing the Market Making Registration Statement, any amendment thereto, any Free Writing Prospectus or any amendment or supplement to the related Prospectus or Free Writing Prospectus, the Issuers will furnish to the Market Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market Maker and its counsel (such review to be completed in a reasonably prompt period) and (2) the Issuers and the Guarantors will not file the Market Making Registration Statement, any amendment thereto, any Free Writing Prospectus or any amendment or supplement to the related Prospectus or Free Writing Prospectus to which the Market Maker and its counsel shall reasonably object unless the Issuers are advised by counsel that such Market Making Registration Statement or Free Writing Prospectus, or any such amendment or supplement is required to be filed under applicable securities laws and the Issuers will provide the Market Maker and its counsel with copies of the Market Making Registration Statement and any Free Writing Prospectus and each amendment and supplement filed.”

3. Amendment to Section 5(g) of the Agreement. The Agreement shall be amended by deleting Section 5(g) in its entirety and replacing it with the following:

“As soon as practicable after the Market Maker determines that (i) the Market Maker or its affiliates will no longer make a market in the Securities or Exchange Securities as part of its business in the ordinary course, or (ii) it would no longer, in the reasonable opinion of the Market Maker, be necessary or appropriate under applicable laws, rules or regulations of the United States or any state thereof, or of any self-regulatory agency having jurisdiction over the Market Maker, for the Market Maker to deliver a prospectus in connection with market-making activities with respect to the Securities or Exchange Securities, the Market Maker shall give notice thereof to the Issuer and the Guarantors. The Market Maker agrees that following receipt of such notice, the Issuer and the Guarantors shall no longer be required to amend, supplement or maintain the effectiveness of the Market Making Registration Statement as provided in this Section 5.”

4. Full Force and Effect. As expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Agreement, “hereinafter”, “hereto”, “hereof”, or words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

5. Successors and Assigns. This Amendment shall inure to the benefit of and be binding up-on the successors, assigns and transferees of each of the Parties.

6. Counterparts. This Amendment may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7. Headings. The headings in this Amendment are for convenience of reference only, are not a part of this Amendment and shall not limit or otherwise affect the meaning hereof.

8. Governing Law. This Amendment and any claim, controversy or dispute arising under or related to this Amendment, shall be governed by and construed in accordance with the laws of the State of New York.

9. Entire Agreement; Severability. This Amendment contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Amendment is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Parties shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

10. Further Assurances. The Parties shall execute and deliver such other documents and certificates as any Party may reasonably request to effect the amendments contemplated by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Dynacast Parties and Macquarie have caused this Amendment to be executed in their respective names by their duly authorized officers, each as of the day first above written.

DYNACAST INTERNATIONAL LLC

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

DYNACAST FINANCE INC.

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

DYNACAST INTERNATIONAL INC.

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

The Guarantors listed in Schedule 1 hereto

By:	/s/ Simon J. Newman
Name: Simon J. Newman
Title: President and Chief Executive Officer

MACQUARIE CAPITAL (USA) INC.

By:	/s/ Kevin Charlton
Name: Kevin Charlton
Title: Managing Director

MACQUARIE CAPITAL (USA) INC.

By:	/s/ Evan Leary
Name: Evan Leary
Title: Vice President

Schedule 1

Guarantors

Subsidiary Guarantor	Jurisdiction of Organization

Dynacast US 1 LLC	Delaware

Dynacast Inc.	Delaware

Dynacast MFG. Inc.	Delaware

KDI Acquisition LLC	Delaware

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